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                                EXHIBIT (d)(2)(a)
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                                    EXHIBIT A
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                                       AND
                     VILLANOVA GLOBAL ASSET MANAGEMENT TRUST

                          EFFECTIVE DECEMBER 27, 2000


FUNDS OF THE TRUST                         ADVISORY FEES                   EFFECTIVE DATE
Gartmore NSAT Emerging Markets Fund . . .  1.15% of the Fund's average      August 30, 2000
                                           daily net assets

Gartmore NSAT International Growth Fund .  1.00% of the Fund's average      August 30, 2000
                                           daily net assets

Gartmore NSAT Global Leaders Fund . . . .  1.00% of the Fund's average      Not Seeded
                                           daily net assets

Gartmore NSAT European Growth Fund. . . .  1.00% of the Fund's average      Not Seeded
                                           daily net assets

Gartmore NSAT Global Small Companies Fund  1.15% of the Fund's average      Not Seeded
                                           daily net assets

Gartmore NSAT OTC Fund. . . . . . . . . .  1.00% of the Fund's average      Not Seeded
                                           daily net assets

                                           ADVISER
                                           VILLANOVA  GLOBAL  ASSET  MANAGEMENT  TRUST

                                           By:     /s/  Kevin  S.  Crossett
                                           Name:  Kevin  S.  Crossett
                                           Title:    VP  -  Assistant  General  Counsel

                                           TRUST
                                           NATIONWIDE  SEPARATE  ACCOUNT  TRUST

                                           By:     /s/  Gerald  J.  Holland
                                           Name:  Gerald  J.  Holland
                                           Title:     Treasurer


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